UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 1, 2007


                  Morgan Stanley Diversified Futures Fund L.P.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       0-23577                  13-3461507
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


c/o Demeter Management Corporation,
330 Madison Avenue, 8th Floor,
New York, NY                                                         10017
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (212) 905-2700


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

      On October 17, 2006, the Registrant and Morgan Stanley Capital Group Inc., an affiliate of the general partner of the Registrant, entered into a Foreign Exchange and Options Master Agreement (the "Master Agreement"). Pursuant to the Master Agreement, Morgan Stanley Capital Group Inc. will act as the counterparty on all of the options on foreign currency forward trades for the Registrant effective January 1, 2007.

Item 9.01  Financial Statements and Exhibits.
           ---------------------------------

      (d)  Exhibits.
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           Exhibit Number     Description
           --------------     -----------

           10.07 Foreign Exchange and Options Master Agreement between Morgan Stanley Capital Group Inc. and the Registrant, dated as of October 17, 2006

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORGAN STANLEY DIVERSIFIED FUTURES
                                            FUND L.P.

Date:  May 11, 2007
                                            By:   Demeter Management Corporation
                                                  as General Partner


                                            /s/ Walter Davis
                                            ------------------------------------
                                            Name:  Walter Davis
                                            Title: President